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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: March 16, 1998


                              CKE RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                       1-13192                 33--0602639
----------------------------         ------------         ----------------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)         Identification Number)


             1200 North Harbor Boulevard, Anaheim, California 92801
                    (Address of principal executive offices)


                                 (714) 774-5796
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         On March 16, 1998, CKE Restaurants, Inc. ("the Registrant") closed a private placement of six-year convertible subordinated notes due 2004. The size of the offering increased to $197.2 million due to the exercise of an over-allotment option. The convertible subordinated notes are not registered or required to be registered under the Securities Act of 1993, as amended.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the text of the release on the close of a private placement of notes by the Registrant on March 16, 1998.

Item 7.  Financial Statements and Exhibits

        (c)    Exhibits

               99.1 Press Release - March 16, 1998 - CKE Restaurants Completes Private Placement of $197.2 million of Convertible Subordinated Notes


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CKE RESTAURANTS, INC.


Dated: March 19, 1998                       /s/ CARL A. STRUNK
                                            --------------------------------
                                            Carl A. Strunk
                                            Executive Vice President
                                            Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit
Number         Description
-------        -----------

 99.1 Press Release - March 16, 1998 - CKE Restaurants Completes Private Placement of $197.2 million of Convertible Subordinated Notes.